                                                                    EXHIBIT 99.3

CASE NAME:      KEVCO HOLDING, INC.                                ACCRUAL BASIS

CASE NUMBER:    401-40785-BJH-11

JUDGE:          BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: DECEMBER 31, 2001
                                       -----------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ WILFORD W. SIMPSON                                        TREASURER
----------------------------------------            ----------------------------
Original Signature of Responsible Party                         Title

WILFORD W. SIMPSON                                        JANUARY 22, 2002
----------------------------------------            ----------------------------
Printed Name of Responsible Party                               Date


PREPARER:

/s/ DENNIS S. FAULKNER                                  ACCOUNTANT FOR DEBTOR
----------------------------------------            ----------------------------
Original Signature of Preparer                                  Title

DENNIS S. FAULKNER                                        JANUARY 22, 2002
----------------------------------------            ----------------------------
Printed Name of Preparer                                        Date

CASE NAME:      KEVCO HOLDING, INC.                            ACCRUAL BASIS - 1

CASE NUMBER:    401-40785-BJH-11

COMPARATIVE BALANCE SHEET

                                                     SCHEDULED          MONTH            MONTH            MONTH
ASSETS                                                 AMOUNT           OCT-01           NOV-01           DEC-01
------                                              ------------     ------------     ------------     ------------
1.  Unrestricted Cash                                        232                0                0                0
2.  Restricted Cash
3.  Total Cash                                               232                0                0                0
4.  Accounts Receivable (Net)
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses
8.  Other (Attach List)                                        0                0                0                0
9.  Total Current Assets                                     232                0                0                0
10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment                            0                0                0                0
13. Due From Insiders
14. Other Assets - Net of Amortization                95,356,800                0                0                0
15. Other (Attach List)                               14,496,631       14,496,631       14,496,631       14,496,631
16. Total Assets                                     109,853,663       14,496,631       14,496,631       14,496,631

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)                                                         0                0                0
23. Total Post Petition Liabilities                                             0                0                0

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                           75,885,064       14,891,816       13,358,109       13,448,255
25. Priority Debt
26. Unsecured Debt
27. Other (Attach List)                              328,039,345      321,188,722      321,188,722      321,188,722
28. Total Pre Petition Liabilities                   403,924,409      336,080,538      334,546,831      334,636,977
29. Total Liabilities                                403,924,409      336,080,538      334,546,831      334,636,977

EQUITY

30. Pre Petition Owners' Equity                                      (294,070,746)    (294,070,746)    (294,070,746)
31. Post Petition Cumulative Profit Or (Loss)                         (88,505,859)     (88,505,859)     (88,505,859)
32. Direct Charges To Equity (FOOTNOTE)                                60,992,698       62,526,405       62,436,259
33. Total Equity                                                     (321,583,907)    (320,050,200)    (320,140,346)
34. Total Liabilities and Equity                                       14,496,631       14,496,631       14,496,631

This form  x  does     does not have related footnotes on Footnotes Supplement.
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

CASE NAME:      KEVCO HOLDING, INC.                              SUPPLEMENT TO

CASE NUMBER:    401-40785-BJH-11                               ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                              SCHEDULED          MONTH            MONTH             MONTH
ASSETS                                         AMOUNT            OCT-01           NOV-01            DEC-01
------                                        ---------          ------           ------            ------
A.
B.
C.
D.
E.

TOTAL OTHER ASSETS - LINE 8                          0                0                 0                0

A. Goodwill: SSS                             6,097,280
B. Goodwill: Bowen                          13,569,437
C. Goodwill: BTE                             1,657,846
D. Goodwill: Shelter                        74,032,237
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION - LINE 14                      95,356,800                0                 0                0

A. Investment in Subsidiaries               14,496,631       14,496,631        14,496,631       14,496,631
B.
C.
D.
E.

TOTAL OTHER ASSETS - LINE 15                14,496,631       14,496,631        14,496,631       14,496,631

POST PETITION LIABILITIES

A.
B.
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES - LINE 22                                                 0                 0                0

PRE PETITION LIABILITIES

A. Interco. Payables (FOOTNOTE)            199,539,345      192,688,722       192,688,722      192,688,722
B. 10 3/8% Senior Sub. Notes               105,000,000      105,000,000       105,000,000      105,000,000
C. Sr. Sub. Exchangeable Notes              23,500,000       23,500,000        23,500,000       23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                      328,039,345      321,188,722       321,188,722      321,188,722

CASE NAME:      KEVCO HOLDING, INC.                            ACCRUAL BASIS - 2

CASE NUMBER:    401-40785-BJH-11

INCOME STATEMENT

                                                        MONTH             MONTH             MONTH             QUARTER
REVENUES                                                OCT-01            NOV-01            DEC-01             TOTAL
--------                                                ------            ------            ------            -------
1.  Gross Revenues                                                                                               0
2.  Less: Returns & Discounts                                                                                    0
3.  Net Revenue                                            0                 0                 0                 0

COST OF GOODS SOLD

4.  Material                                                                                                     0
5.  Direct Labor                                                                                                 0
6.  Direct Overhead                                                                                              0
7.  Total Cost Of Goods Sold                               0                 0                 0                 0
8.  Gross Profit                                           0                 0                 0                 0

OPERATING EXPENSES

9.  Officer / Insider Compensation                                                                               0
10. Selling & Marketing                                                                                          0
11. General & Administrative                                                                                     0
12. Rent & Lease                                                                                                 0
13. Other (Attach List)                                                                                          0
14. Total Operating Expenses                               0                 0                 0                 0
15. Income Before Non-Operating
    Income & Expense                                       0                 0                 0                 0

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                        0                 0                 0                 0
17. Non-Operating Expense (Att List)                       0                 0                 0                 0
18. Interest Expense                                                                                             0
19. Depreciation / Depletion                                                                                     0
20. Amortization                                                                                                 0
21. Other (Attach List)                                    0                 0                 0                 0
22. Net Other Income & Expenses                            0                 0                 0                 0

REORGANIZATION EXPENSES

23. Professional Fees                                                                                            0
24. U.S. Trustee Fees                                                                                            0
25. Other (Attach List)                                                                                          0
26. Total Reorganization Expenses                          0                 0                 0                 0
27. Income Tax                                                                                                   0
28. Net Profit (Loss)                                      0                 0                 0                 0

This form     does  x  does not have related footnotes on Footnotes Supplement.
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

CASE NAME:      KEVCO HOLDING, INC.                            ACCRUAL BASIS - 3

CASE NUMBER:    401-40785-BJH-11

CASH RECEIPTS AND                                        MONTH            MONTH             MONTH             QUARTER
DISBURSEMENTS                                            OCT-01           NOV-01            DEC-01             TOTAL
-----------------                                        ------           ------            ------            -------
1.  Cash - Beginning Of Month                               0                 0                0                  0

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts

NON-OPERATING RECEIPTS

6.  Loans & Advances (Interco. Transfer)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts                            0                 0                0                  0
10. Total Receipts                                          0                 0                0                  0
11. Total Cash Available                                    0                 0                0                  0

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)                                     0                 0                0                  0
26. Total Operating Disbursements                           0                 0                0                  0

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements                                     0                 0                0                  0
32. Net Cash Flow                                           0                 0                0                  0
33. Cash - End of Month                                     0                 0                0                  0

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

CASE NAME:      KEVCO HOLDING, INC.                            ACCRUAL BASIS - 4

CASE NUMBER:    401-40785-BJH-11

                                                SCHEDULED            MONTH             MONTH             MONTH
ACCOUNTS RECEIVABLE AGING                         AMOUNT             OCT-01            NOV-01            DEC-01
-------------------------                       ---------            ------            ------            ------
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                      0                  0                0                  0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                      0                  0                0                  0

AGING OF POST PETITION                                      MONTH:   DECEMBER-01
TAXES AND PAYABLES                                                --------------

                                       0 - 30           31 - 60            61 - 90             91 +
TAXES PAYABLE                           DAYS              DAYS               DAYS              DAYS             TOTAL
-------------                          ------           -------            -------             ----             -----
1.  Federal                                                                                                        0
2.  State                                                                                                          0
3.  Local                                                                                                          0
4.  Other (Attach List)                  0                  0                  0                0                  0
5.  Total Taxes Payable                  0                  0                  0                0                  0
6.  Accounts Payable                                                                                               0

                                                           MONTH:    DECEMBER-01
                                                                 ---------------
STATUS OF POST PETITION TAXES

                                                BEGINNING TAX       AMOUNT WITHHELD                           ENDING TAX
FEDERAL                                          LIABILITY*         AND/OR ACCRUED      (AMOUNT PAID)         LIABILITY
-------                                         -------------       ---------------     -------------         ----------
1.  Withholding **                                                                                                 0
2.  FICA - Employee **                                                                                             0
3.  FICA - Employer **                                                                                             0
4.  Unemployment                                                                                                   0
5.  Income                                                                                                         0
6.  Other (Attach List)                                     0                  0                0                  0
7.  Total Federal Taxes                                     0                  0                0                  0

STATE AND LOCAL

8.  Withholding                                                                                                    0
9.  Sales                                                                                                          0
10. Excise                                                                                                         0
11. Unemployment                                                                                                   0
12. Real Property                                                                                                  0
13. Personal Property                                                                                              0
14. Other (Attach List)                                                                                            0
15. Total State And Local                                   0                  0                0                  0
16. Total Taxes                                             0                  0                0                  0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

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

CASE NAME:      KEVCO HOLDING, INC.                            ACCRUAL BASIS - 5

CASE NUMBER:    401-40785-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                         MONTH:      DECEMBER-01
                                                               -----------------

BANK RECONCILIATIONS                            Account # 1        Account # 2
--------------------                            -----------        -----------
A.   BANK:                                                                         Other Accounts
B.   ACCOUNT NUMBER:                                                                (Attach List)             TOTAL
C.   PURPOSE (TYPE):
1.   Balance Per Bank Statement                                                                                     0
2.   Add: Total Deposits Not Credited                                                                               0
3.   Subtract: Outstanding Checks                                                                                   0
4.   Other Reconciling Items                                                                                        0
5.   Month End Balance Per Books                                                                                    0
6.   Number of Last Check Written

INVESTMENT ACCOUNTS

                                                   DATE          TYPE OF
BANK, ACCOUNT NAME & NUMBER                     OF PURCHASE     INSTRUMENT      PURCHASE PRICE      CURRENT VALUE
---------------------------                     -----------     ----------      --------------      -------------
7.

8.

9.

10.  (Attach List)

11.  Total Investments                                                                   0                 0

CASH

12.  Currency On Hand                                                                                      0
13.  Total Cash - End of Month                                                                             0

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

CASE NAME:      KEVCO HOLDING, INC.                            ACCRUAL BASIS - 6

CASE NUMBER:    401-40785-BJH-11

                                                         MONTH:      DECEMBER-01
                                                               -----------------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101(31)(A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                               TYPE OF               AMOUNT            TOTAL PAID
         NAME                  PAYMENT                PAID              TO DATE
         ----                  -------               ------            ----------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To
    Insiders                                              0                   0

                                  PROFESSIONALS

                                 DATE OF
                               COURT ORDER                                                  TOTAL
                               AUTHORIZING      AMOUNT        AMOUNT       TOTAL PAID      INCURRED
             NAME                 PAYMENT       APPROVED       PAID          TO DATE       & UNPAID*
             ----              -----------      --------      ------       ----------      ---------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To
    Professionals                                    0             0             0             0

     * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                     SCHEDULED        AMOUNTS        TOTAL
                                      MONTHLY          PAID          UNPAID
                                     PAYMENTS         DURING          POST
     NAME OF CREDITOR                   DUE            MONTH        PETITION
     ----------------                ---------        ------       ----------
1.  Bank of America                                      0         13,448,255
2.
3.
4.
5.  (Attach List)
6.  TOTAL                                0               0         13,448,255

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

CASE NAME:      KEVCO HOLDING, INC.                            ACCRUAL BASIS - 7

CASE NUMBER:    401-40785-BJH-11

                                                         MONTH:      DECEMBER-01
                                                               -----------------

QUESTIONNAIRE

                                                                                              YES      NO
                                                                                              ---      --
1.   Have any Assets been sold or transferred outside the normal course of
     business this reporting period?                                                                    X

2.   Have any funds been disbursed from any account other than a debtor in
     possession account?                                                                                X

3.   Are any Post Petition Receivables (accounts, notes, or loans) due from
     related parties?                                                                                   X

4.   Have any payments been made on Pre Petition Liabilities this reporting
     period?                                                                                            X

5.   Have any Post Petition Loans been received by the debtor from any party?                           X

6.   Are any Post Petition Payroll Taxes past due?                                                      X

7.   Are any Post Petition State or Federal Income Taxes past due?                                      X

8.   Are any Post Petition Real Estate Taxes past due?                                                  X

9.   Are any other Post Petition Taxes past due?                                                        X

10.  Are any amounts owed to Post Petition creditors delinquent?                                        X

11.  Have any Pre Petition Taxes been paid during the reporting period?                                 X

12.  Are any wage payments past due?                                                                    X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

INSURANCE

                                                                                              YES      NO
                                                                                              ---      --

1.   Are Worker's Compensation, General Liability and other necessary insurance
     coverages in effect?                                                                      X

2.   Are all premium payments paid current?                                                    X

3.   Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

KEVCO HOLDING, INC. HAS NO EMPLOYEES; OPERATES AS A HOLDING COMPANY.

                              INSTALLMENT PAYMENTS

    TYPE OF POLICY               CARRIER                    PERIOD COVERED             PAYMENT AMOUNT & FREQUENCY
    --------------               -------                    --------------             --------------------------
General Liability                Liberty Mutual              9/1/00-3/1/02              Semi-Annual       $64,657

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

CASE NAME:      KEVCO HOLDING, INC.                        FOOTNOTES SUPPLEMENT

CASE NUMBER:    401-40785-BJH-11                              ACCRUAL BASIS

                                                            MONTH:   DECEMBER-01
                                                                  --------------

ACCRUAL
BASIS
FORM
NUMBER      LINE NUMBER          FOOTNOTE / EXPLANATION
------      -----------          ----------------------

   1             24              The direct charges to equity are due to the
   1             32              secured debt reductions pursuant to sales of
                                 Kevco Manufacturing, L.P.'s operating
                                 divisions, the asset sale of the South Region
                                 of Kevco Distribution, as well as direct cash
                                 payments. The secured debt owed to Bank of
                                 America by Kevco, Inc. (Case No.
                                 401-40783-BJH-11) has been guaranteed by all of
                                 its co-debtors (See Footnote 1,27A); therefore,
                                 the secured debt is reflected as a liability on
                                 all of the Kevco entities. The charge to equity
                                 is simply an adjustment to the balance sheet.

   1             27A             Intercompany payables are to co-debtors Kevco
                                 Management Co. (Case No. 401-40788-BJH-11),
                                 Kevco Distribution, LP (Case No.
                                 401-40789-BJH-11), Kevco Manufacturing, LP
                                 (Case No. 401-40784-BJH-11), DCM Delaware, Inc.
                                 (Case No. 401-40787-BJH-11), Kevco, Inc. (Case
                                 No. 401-40783-BJH-11), Kevco GP, Inc. (Case No.
                                 401-40786-BJH-11), and Kevco Components, Inc.
                                 (Case No. 401-40790-BJH-11).